UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

March 29, 2012
(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32158 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

200, 625 – 4 Avenue S.W.
Calgary, Alberta, Canada    T2P 0K2
(Address of principal executive offices)

Telephone Number (403) 777-9250
(Registrant's telephone number, including area code)

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On March 29, 2012, GeoGlobal Resources Inc. (“GeoGlobal”) issued a press release announcing its operating highlights and selected financial results for the fiscal year ended December 31, 2011.  A copy of GeoGlobal’s press release dated March 29, 2012 is attached hereto as Exhibit 99.1.

The information under this Item 2.02 and the related exhibit are being “furnished” and are not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are not subject to the liabilities of that section unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Item 7.01.                      Regulation FD Disclosure.

On March 29, 2012, GeoGlobal issued a press release announcing an update to on Israel Block.  The press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information under this Item 7.01 and the related exhibit are being “furnished” and are not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are not subject to the liabilities of that section unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.                      Other Events.

On March 29, 2012, GeoGlobal issued a press release announcing the close of its Securities Purchase and Exchange Agreement with the Israel Land Development Company – Energy Ltd.  A copy of such press release is attached hereto as Exhibit 99.3.On March 30, 2012, GeoGlobal announcedit received an opinion with a going concern qualification from its auditors.  A copy of such press release is attached hereto as Exhibit 99.4.

By furnishing the information and exhibits under Item 2.02 and Item 7.01 and by filing the information and exhibits under Item 8.01, we make no admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01.                             Financial Statements and Exhibits.
(d) Exhibits.                          The following exhibits are furnished with this report:
Exhibit 99.1                              Press Release of GeoGlobal Resources Inc. dated March 29, 2012
Exhibit 99.2                              Press Release of GeoGlobal Resources Inc. dated March 29, 2012
Exhibit 99.3                              Press Release of GeoGlobal Resources Inc. dated March 29, 2012
Exhibit 99.4                              Press Release of GeoGlobal Resources Inc. dated March 30, 2012

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 2, 2012

GEOGLOBAL RESOURCES INC.
(Registrant)

/s/ Paul B. Miller
Paul B. Miller
President and CEO

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of GeoGlobal Resources Inc. dated March 29, 2012
99.2	Press Release of GeoGlobal Resources Inc. dated March 29, 2012
99.3	Press Release of GeoGlobal Resources Inc. dated March 29, 2012
99.4	Press Release of GeoGlobal Resources Inc. dated March 30, 2012